                                                                   Exhibit 10.3




                               DONATION AGREEMENT


         THIS DONATION AGREEMENT ("Agreement") is made as of July 11, 1996 ("Effective Date"), by and between NATIONAL INSURANCE GROUP, a California corporation ("Donor"), and ____________, an individual ("Recipient").

         Recipient desires to receive from Donor and Donor desires to give to Recipient, certain goods more particularly described herein, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

1. DESCRIPTION OF THE GOODS. The goods to be given by Donor to Recipient pursuant to this Agreement are the goods more particularly described in Exhibit A ("Goods"), attached hereto and incorporated herein by this reference. Donor shall have no duty or obligation to furnish to Recipient any operating manuals or other personal property relating to the Goods that may be in Donor's possession, except for such as may be in Recipient's possession on the Effective Date of this Agreement.

2. DONATION. Subject to the terms and conditions stated herein, Donor assigns, transfers and conveys to Recipient, and Recipient accepts and receives from Donor, the Goods.

3. WARRANTY AND REMEDY. The Goods are given by Donor to Recipient "as is, where is", with all faults and defects. The Goods are used. Donor warrants that it shall convey good title to the Goods free and clear of all liens and encumbrances. EXCEPT FOR THE ABOVE EXPRESS WARRANTY OF TITLE, DONOR MAKES AND RECIPIENT RECEIVES NO OTHER WARRANTY ON OR FOR THE GOODS, OR ANY PART THEREOF, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH RECIPIENT, AND DONOR SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANT OF TITLE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY AGAINST INFRINGEMENT. DONOR DOES NOT WARRANT THAT THE GOODS, OR ANY PART THEREOF, WILL BE UNINTERRUPTED OR ERROR FREE. IN NO EVENT SHALL DONOR BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS, LOST PROFITS OR LOSS OF BUSINESS OR ANY SPECIAL, INDIRECT, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE GOODS, OR ANY ACTION, INACTION, ERROR OR OMISSION OF DONOR. THIS LIMITATION SHALL APPLY EVEN IF DONOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN. RECIPIENT ACKNOWLEDGES AND AGREES THAT THE FACT THAT THE GOODS ARE GIVEN TO RECIPIENT AT NO CHARGE REFLECTS THE ALLOCATION OF RISKS AND THE

LIMITATIONS OF DONOR'S LIABILITY HEREUNDER. Recipient's sole remedy for the breach of the warranty of title shall be, at Donor's election, either (i) removal by Donor of any defect in title to the Goods, or (ii) return of the Goods by Recipient.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement and agree to enter into and be bound by the provisions hereof as of the Effective Date.

                                       NATIONAL INSURANCE GROUP
WITNESS:


By:                                    By:
   --------------------------             -------------------------------
                                          John R. Gaulding
                                          Chief Executive Officer



By:                                    By       [See Schedule]
   --------------------------            ---------------------------------
                                                [Employee]

                                   EXHIBIT A

                            DESCRIPTION OF THE GOODS

1.  Description of the Goods.  The Goods are comprised of the following:

[See attached Schedule]

                      SCHEDULE OF EMPLOYEES ENTERING INTO
                               DONATION AGREEMENT


 Employee                 Date                  Exhibit A
 --------                 ----                  ---------
 Roger Conley             July 11, 1996         (i) Toshiba Tecra 700 CT laptop computer with installed
                                                software, docking station and monitor, (ii) Canon BJC-70
                                                Printer.

 Kevin C. Eichler         July 10, 1996         (i) Hewlett Packard LaserJet 4L Printer, (ii) AST Ascentia
                                                950N Notebook Computer and installed software, (iii) 2 AST
                                                ProStation Docking Stations and installed hardware, (iv)
                                                Compaq Monitor, Keyboard and Mouse, (v) Club West Health
                                                Club Membership.

 John R. Gaulding         July 11, 1996         (i) Toshiba Laptop Satellite Pro #40065 and installed
                                                software, (ii) Docking station and installed hardware, (iii)
                                                Toshiba battery charger and two (2) laptop batteries, (iv) Estro
                                                Trofi coffee machine.

 Paulette J. Taylor       July 11, 1996         (i) Dell Dimension P75t computer with installed software,
                                                (ii) Seiko Instruments SII Label Printer, (iii) NEC
                                                MultiSync 4FGe Monitor, (iv) Hewlett Packard LaserJet III
                                                Printer, (v) Brother IntelliFax 9950M Plain Paper Fax, (vi)
                                                U Line Refrigerator.